EARNINGS PER COMMON SHARE (Tables)	12 Months Ended
Dec. 31, 2018
Earnings per share [abstract]
Disclosure of earnings per share

(US $ millions, except share and per share information, unless otherwise noted)	2018	2017
Earnings available to common shareholders	$371	$436
Common shares (millions):
Weighted average number of common shares outstanding	86.5	86.2
Dilutive stock options(1)	0.4	0.4
Diluted number of common shares	86.9	86.6
Earnings per common share:
Basic	$4.29	$5.06
Diluted	4.27	5.03

(1)
Applicable if dilutive and when the weighted average daily closing share price for the year was greater than the exercise price for stock options. At year-end, there were 0.2 million stock options (December 31, 2017 – 0.1 million) that were not taken into account in the calculation of diluted earnings per share because their effect was anti-dilutive.